UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2008

PIKE ELECTRIC CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pike Way Mount Airy, NC	27030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 789-2171

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with J. Eric Pike. On September 24, 2008, Pike Electric Corporation (the “Company”) entered into an amended and restated employment agreement with J. Eric Pike, the Company’s Chairman, CEO and President, a copy of which is attached hereto as Exhibit 10.1 (the “Employment Agreement”). The Employment Agreement provides for an initial term commencing July 1, 2008 and continuing through June 30, 2009, after which the Employment Agreement automatically extends for additional one-year periods, subject to both Mr. Pike’s and our right to terminate the Employment Agreement upon at least 60 days written notice prior to the expiration of each such term.

The primary differences between the Employment Agreement and the prior employment agreement between Mr. Pike and the Company include: (i) increasing his base annual salary from $750,000 to $780,000; (ii) eliminating his annual bonus award of $250,000 of our common stock and the opportunity for $250,000 of stock options at the end of each fiscal year; and (iii) providing for the acceleration of any unvested equity awards upon the Company’s termination of his employment upon his death, disability or legal incapacity. In addition to his base salary, Mr. Pike will be eligible to receive an annual bonus and to participate in our long-term incentive plan on such terms and conditions and in such amounts as adopted and approved by the Compensation Committee of the company’s Board of Directors (the “Compensation Committee”). The Employment Agreement also entitles Mr. Pike to continue to use our aircraft for up to 50 flight hours per year for his personal use.

Under the terms of the Employment Agreement with Mr. Pike, if his employment is terminated by us without Cause or by Mr. Pike for Good Reason (as such terms are defined in the Employment Agreement), Mr. Pike will be entitled to receive two years of his then current annual base salary and the continuation for two years of health, life, disability and other benefits that he was receiving as of the last day of his employment. If Mr. Pike is terminated by us without Cause, all unvested equity compensation awards then held by Mr. Pike will automatically become vested and exercisable. If Mr. Pike’s employment is terminated for any other reason, Mr. Pike will be entitled to receive only earned but unpaid benefits. In addition, the Employment Agreement prohibits Mr. Pike from soliciting employees, customers and supplies of the Company for 24 months after termination of his employment, as well as from engaging in certain activities that are competitive with us and our business for a period of five years after the termination of his employment.

Adjustments to Executives’ Base Salaries. On September 24, 2008, the Compensation Committee approved the following new base salaries for the following executives of the Company effective as of July 1, 2008: Anthony K. Slater, our Chief Financial Officer: $358,312; Audie G. Simmons, our Senior Vice President of Operations: $444,336; James R. Fox, our General Counsel and Vice President of Risk Management: $344,760; and Jimmy R. Hicks, our Senior Vice President of Engineering and Substation Construction: $300,000. Each of the foregoing executives already is party to an employment agreement with the Company which previously has been disclosed.

Annual Cash Incentive Awards. On September 24, 2008, the Compensation Committee approved annual cash incentive awards for fiscal year 2009 to each of Messrs. Pike, Slater, Simmons, Fox and Hicks (collectively, the “Executives”). The awards will be made under the Company’s 2008 Omnibus Incentive Compensation Plan pursuant to the form agreement attached hereto as Exhibit 10.2 (the “2009 Annual Cash Incentive Award Agreement”).

Pursuant to the 2009 Annual Cash Incentive Award Agreements, the Executives will be eligible to receive a cash incentive award for fiscal year 2009 based on: (i) the Company’s achievement of specified performance goals with respect to earnings per share (weighted at 60%) and company-wide safety (weighted at 20%) measured as the OSHA recordable incident rate for the fiscal year; and (ii) the Executive’s achievement of specified personal performance objectives (weighted at 20%). As a result, there is no assurance that any awards ultimately will be paid to the Executives. Any awards payable under the Annual Bonus Plan will be paid in early fiscal 2010. Each Executive was assigned a target award based on a percentage of base salary, a threshold level below which no payment would be triggered, and a maximum award representing 150% of such Executive’s target award. The Committee approved the following target awards for the Executives: Mr. Pike — $585,000; Mr. Slater — $197,072; Mr. Simmons — $266,602, Mr. Fox - $172,380; and Mr. Hicks - $120,000.

Long-Term Equity Incentive Awards. On September 24, 2008, the Compensation Committee approved long-term equity awards to each of the Executives. The awards will be made under the Company’s 2005 and 2008 Omnibus Incentive Compensation Plans pursuant to form agreements attached hereto as Exhibits 10.3 (the “Option Award Agreement”), and 10.4 (the “Restricted Share Award Agreement” and, together with the Option Award Agreement, the “Award Agreements”).

The awards under the Award Agreements vest in equal amounts over a three-year period commencing on the date of grant. Each participant was assigned a target award based on a percentage of base salary. The Committee approved the following target awards for the Executives: Mr. Pike — $1,170,000, Mr. Slater $297,399; Mr. Simmons — $399,902; Mr. Fox — $258,570; and Mr. Hicks — $150,000. These amounts are to be awarded to each Executive 50% in shares of restricted stock and 50% in stock options. The actual number of shares of restricted stock and stock options shall be determined based on the grant date value pursuant to the Company’s equity grant policy.

The foregoing summaries of the terms of the Employment Agreement, Annual Cash Incentive Award Agreement and each of the Award Agreements are qualified in their entirety by reference to the Employment Agreement which is attached hereto as Exhibit 10.1, the Annual Cash Incentive Award Agreement which is attached hereto as Exhibit 10.2, the Option Award Agreement which is attached hereto as Exhibit 10.3, and the Restricted Share Award Agreement which is attached hereto as Exhibit 10.4, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description

10.1*	Amended and Restated Employment Agreement between Pike Electric Corporation and J. Eric Pike
10.2*	Form of 2009 Annual Cash Incentive Award Agreement
10.3*	Form of Option Award Agreement
10.4*	Form of Restricted Share Award Agreement

* Management contract or compensatory plan or arrangement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION

Date: September 29, 2008

By: /s/ James R. Fox
Name: James R. Fox
Title: Vice President and General Counsel

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
September 24, 2008	1-32582

PIKE ELECTRIC CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1*	Amended and Restated Employment Agreement between Pike Electric Corporation and J. Eric Pike
10.2*	Form of 2009 Annual Cash Incentive Award Agreement
10.3*	Form of Option Award Agreement
10.4*	Form of Restricted Share Award Agreement

* Management contract or compensatory plan or arrangement.